Exhibit 99.1

Lesaka Technologies, Inc.

Registered in the state of Florida, USA

(IRS Employer Identification No. 98-0171860)

Nasdaq share code: LSAK

JSE share code: LSK

LEI: 529900J4IZMWV4RDEB07

ISIN: US64107N2062

("Lesaka," or the "Company")

Correction to headline earnings (loss) and headline earnings (loss) per share information published in Q3 FY2026 results

Further to the announcement of Lesaka's Q3 FY2026 results released on May 7 2026, shareholders are advised that Lesaka has corrected the headline earnings/ (loss) and headline earnings/ (loss) per share ("HE(L)PS") information previously published in that announcement. The correction relates only to headline earnings/ (loss) and headline earnings/ (loss) per share and does not affect any other reported results. Headline earnings (loss) and HE(L)PS are non-GAAP measures. Refer to Attachment A for a reconciliation of the non-GAAP measures.

The correction arose from the classification of the "change in fair value of equity securities, net" line item in the calculation of headline earnings/ (loss) and headline earnings/ (loss) per share. In the previously published calculation, this fair value movement was excluded from headline earnings/(loss). Following a further review of the SAICA Headline Earnings Circular 1/2023, the Company determined that fair value movements that are recognized in profit or loss on equity securities that are in the scope of IFRS 9 Financial Instruments should be included in headline earnings/ (loss), regardless of whether the underlying investment is considered non-core or non-operating. The Company has therefore corrected the headline earnings/(loss) and headline earnings/ (loss) per share information to include this item. This relates only to the information in the announcement of Lesaka Q3 FY2026 results released on May 7, 2026. The previous announcements correctly included the change in fair value of equity securities, net in the headline earnings per share calculation.

The corrected amounts are presented below.

Three months ended March 31, 2026:

	Previously published	Adjustment (1)	Revised
Net income used to calculate headline earnings (USD'000)	2,549	(378)	2,171

Headline earnings per share
Basic, in USD	0.03	-	0.03
Diluted, in USD	0.03	-	0.03

(1) Represents the adjustment to correct the amount incorrectly reported on the line "Change in fair value of equity securities, net".

Three months ended March 31, 2025:

	Previously published	Adjustment (1)	Revised
Net loss used to calculate headline loss (USD'000)	(5,391)	(16,971)	(22,362)

Headline loss per share.
Basic, in USD	(0.07)	(0.21)	(0.28)
Diluted, in USD	(0.07)	(0.21)	(0.28)

(1) Represents the adjustment to correct the amount incorrectly reported on the line "Change in fair value of equity securities, net".

Nine months ended March 31, 2026:

	Previously published	Adjustment (1)	Revised
Net (loss) income used to calculate headline earnings (loss) (USD'000)	(163)	2,593	2,430

Headline earnings per share
Basic, in USD	-	0.03	0.03
Diluted, in USD	-	0.03	0.03

(1) Represents the adjustment to correct the amount incorrectly reported on the line "Change in fair value of equity securities, net".

Nine months ended March 31, 2025:

	Previously published	Adjustment (1)	Revised
Net loss used to calculate headline loss (USD'000)	(16,080)	(43,618)	(59,698)

Headline loss per share
Basic, in USD	(0.22)	(0.61)	(0.83)
Diluted, in USD	(0.22)	(0.61)	(0.83)

(1) Represents the adjustment to correct the amount incorrectly reported on the line "Change in fair value of equity securities, net".

About Lesaka Technologies, Inc. (www.lesakatech.com)

Lesaka operates a South African fintech company driven by a purpose to provide financial services, software and other business services to Southern Africa's underserviced consumers and merchants. We offer an integrated and holistic multiproduct platform that provides transactional accounts, lending, insurance, merchant acquiring, cash management, software and Alternative Digital Products ("ADP"). We provide targeted solutions and integrations to facilitate payments between consumers, merchants, and enterprises. By providing a full-service fintech platform in our connected ecosystem, we facilitate the digitization of commerce in our markets.

Lesaka has a primary listing on NASDAQ (NASDAQ:LSAK) and a secondary listing on the Johannesburg Stock Exchange (JSE: LSK). Visit www.lesakatech.com for additional information about Lesaka.

Investor Relations and Media Relations Contacts:

Idris Dungarwalla

Email: idris.dungarwalla@lesakatech.com

Mobile: +44 786 225 4852

Akash Dowra

Email: akash.dowra@lesakatech.com

Mobile: +27 83 235 9750

Media Relations Contact:

Ian Harrison

Email: Ian@thenielsennetwork.com

Johannesburg

May 18, 2026

Sponsor:

Rand Merchant Bank, a division of FirstRand Bank Limited

Annexure A

Use of Non-GAAP Measures

U.S. securities laws require that when we publish any non-GAAP measures, we disclose the reason for using these non-GAAP measures and provide reconciliations to the most directly comparable GAAP measures. The presentation of HE(L)PS are non-GAAP measures.

Non-GAAP Measures

Headline earnings (loss) per share

The inclusion of HE(L)PS is a requirement of our listing on the JSE. HE(L)PS basic and diluted is calculated using net income (loss) which has been determined based on GAAP. Accordingly, this may differ to the headline (loss) earnings per share calculation of other companies listed on the JSE as these companies may report their financial results under a different financial reporting framework, including, but not limited to, International Financial Reporting Standards.

HE(L)PS basic and diluted is calculated as GAAP net income (loss) adjusted for the loss on sale of equity-accounted investments, impairment losses related to our equity-accounted investments, impairment losses and (profit) loss on sale of property, plant and equipment. Attachment C presents the reconciliation between our net income (loss) used to calculate earnings (loss) per share basic and diluted and HE(L)PS basic and diluted and the calculation of the denominator for headline diluted earnings (loss) per share.

Reconciliation of net income (loss) used to calculate earnings (loss) per share basic and diluted and headline earnings (loss) per share basic and diluted:

Three months ended March 31, 2026 and 2025

	(As revised) 2026	(As revised) 2025

Net income (loss) (USD'000)	552	(22,353)
Adjustments:
Income recognized related to closure of legacy businesses	(848)	-
Impairment loss	2,604	-
Profit on sale of property, plant and equipment	(188)	(12)
Tax effects on above	51	3

Net income (loss) used to calculate headline earnings (loss) (USD'000)(1)	2,171	(22,362)

Weighted average number of shares used to calculate net earnings (loss) per share basic earnings (loss) and headline earnings (loss) per share basic earnings (loss) ('000)	81,845	81,282

Weighted average number of shares used to calculate net earnings (loss) per share diluted earnings (loss) and headline earnings (loss) per share diluted earnings (loss) ('000)	82,024	81,282

Headline earnings (loss) per share:
Basic, in USD(1)	0.03	(0.28)
Diluted, in USD(1)	0.03	(0.28)

(1) Adjusted to correct the amount incorrectly reported on the line "Change in fair value of equity securities, net".

Nine months ended March 31, 2026 and 2025

	(As revised) 2026	(As revised) 2025

Net loss (USD'000)	(461)	(59,659)
Adjustments:
Loss on disposal of equity securities	730	-
Net loss on impairment/disposal of equity-accounted investment	584	-
Income recognized related to closure of legacy businesses	(848)	-
Impairment loss	2,604	-
Profit on sale of property, plant and equipment	(245)	(53)
Tax effects on above	66	14

Net income (loss) used to calculate headline loss (USD'000) (1)	2,430	(59,698)

Weighted average number of shares used to calculate net income (loss) per share basic loss and headline earnings (loss) per share basic loss ('000)	81,464	72,333

Weighted average number of shares used to calculate net income (loss) per share diluted loss and headline earnings (loss) per share diluted loss ('000)	81,616	72,333

Headline earnings (loss) per share:
Basic, in USD(1)	0.03	(0.83)
Diluted, in USD(1)	0.03	(0.83)

(1) Adjusted to correct the amount incorrectly reported on the line "Change in fair value of equity securities, net".

Calculation of the denominator for headline diluted earnings (loss) per share

	Three months ended March 31,		Nine months ended March 31,
	2026	2025	2026	2025
	('000)		('000)
Basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP	81,845	81,282	81,464	72,333
Effect of dilutive securities under GAAP	179	-	152	-
Denominator for headline diluted earnings (loss) per share	82,024	81,282	81,616	72,333

Weighted average number of shares used to calculate headline diluted earnings (loss) per share represents the denominator for basic weighted-average common shares outstanding and unvested restricted shares expected to vest plus the effect of dilutive securities under GAAP. We use this number of fully diluted shares outstanding to calculate headline diluted earnings (loss) per share because we do not use the two-class method to calculate headline diluted earnings (loss) per share.